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                        MFS(R) EMERGING MARKETS DEBT FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

Effective immediately the Portfolio Manager section of the Prospectus is hereby restated as follows:

PORTFOLIO MANAGER

The fund is managed by Mathew W. Ryan, a Senior Vice President of MFS and a Chartered Financial Analyst. Mr. Ryan has been a portfolio manager of the fund since 1998 and has been employed in the investment management area of MFS since 1997.



                  THE DATE OF THIS SUPPLEMENT IS MARCH 3, 2005.